EXHIBIT 21.1
Subsidiaries of the Company

Name	Jurisdiction
Iron Mountain Argentina S.A.	Argentina
Ausdoc Group Pty Limited	Australia
Ausdoc Holdings Pty Limited	Australia
Iron Mountain Acquisition Holdings Pty Ltd	Australia
Iron Mountain Australia Group Pty Limited	Australia
Iron Mountain Australia Group Services Pty Ltd	Australia
Iron Mountain Australia Property Holdings Pty Ltd	Australia
Recall International Pty Limited	Australia
Recall Overseas Holdings Pty Limited	Australia
Recall Technology Pty Ltd	Australia
Iron Mountain Austria Archivierung GmbH	Austria
Iron Mountain Bahrain CO. WLL	Bahrain
Iron Mountain Belgium NV	Belgium
Iron Mountain BPM SPRL	Belgium
Iron Mountain Do Brasil Ltda	Brazil
ITRenew Brasil Comercio de Equipamentos de Informatica e Servicos Ltda	Brazil
Iron Mountain Bulgaria	Bulgaria
Iron Mountain Canada Operations ULC	Canada
Iron Mountain Information Management Services Canada, Inc.	Canada
Iron Mountain Secure Shredding Canada, Inc.	Canada
Iron Mountain Chile S.A.	Chile
Iron Mountain Chile Servicios S.A.	Chile
Iron Mountain Data Management (Beijing) Co., Ltd.	China
Iron Mountain Data Management (Shanghai) Co., Ltd.	China
Iron Mountain Records Management (Shanghai) Co., Ltd.	China
Iron Mountain Shanghai Co Ltd	China
Recall (Shanghai) Ltd.	China
Shanghai Iron Mountain Data Storage Co., Ltd.	China
Iron Mountain Colombia Services S.A.S.	Colombia
Iron Mountain Colombia, S.A.S.	Colombia
Iron Mountain Hrvatska d.o.o.	Croatia
Helcom Limited	Cyprus
IMI Investments Two Ltd	Cyprus
Iron Mountain Cyprus Limited	Cyprus
Iron Mountain EES Holdings Ltd.	Cyprus
Iron Mountain Poland Holdings Ltd	Cyprus
Iron Mountain Ceska Republika S.R.O.	Czech Republic
Royal Seal S.R.O.	Czech Republic
eSISO, LLC	Delaware
First International Records Management (FIRM), LLC	Delaware
IM Mortgage Solutions, LLC	Delaware
Intercept Parent, Inc.	Delaware
Iron Mountain Cloud, LLC	Delaware
Iron Mountain Data Centers Services, LLC	Delaware
Iron Mountain Data Centers U.S. Holdings, LLC	Delaware
Iron Mountain Data Centers, LLC	Delaware
Iron Mountain Fulfillment Services, LLC	Delaware
Iron Mountain Global Holdings, Inc.	Delaware
Iron Mountain Global LLC	Delaware

EXHIBIT 21.1 (Continued)

Name	Jurisdiction
Iron Mountain Information Management Services, Inc.	Delaware
Iron Mountain Information Management, LLC	Delaware
Iron Mountain Intellectual Property Management, Inc.	Delaware
Iron Mountain Mortgage Finance Holdings, LLC	Delaware
Iron Mountain Mortgage Finance I, LLC	Delaware
Iron Mountain Receivables QRS, LLC	Delaware
Iron Mountain Receivables TRS, LLC	Delaware
Iron Mountain Secure Shredding, Inc.	Delaware
Iron Mountain US Holdings, Inc.	Delaware
Iron Mountain Data Centers Arizona 3, LLC	Delaware
Iron Mountain Data Centers Virginia 4/5 GP, Inc.	Delaware
Iron Mountain Data Centers Virginia 4/5 JV, LLC	Delaware
Iron Mountain Data Centers Virginia 4/5 Subsidiary, LLC	Delaware
ITRenew Worldwide, Inc.	Delaware
ITRenew, Inc.	Delaware
KH Data Capital Development Land, LLC	Delaware
Nettlebed Acquisition Corp.	Delaware
Palantine, LLC	Delaware
Eurospags Investment ApS	Denmark
Iron Mountain A/S	Denmark
Iron Mountain Information Management S.A.E.	Egypt
Iron Mountain Eswatini (Pty) Ltd	Eswatini
Iron Mountain Finland Oy	Finland
Crozier France SAS	France
Iron Mountain Entertainment Services (IMES) France SAS	France
Iron Mountain France SAS	France
Iron Mountain GLEAM France SAS	France
Iron Mountain Holdings (France) SNC	France
Iron Mountain Participations SA	France
ITRenew France SAS	France
Iron Mountain (Deutschland) Data Centre 2 GmbH	Germany
Iron Mountain (Deutschland) Data Centre GmbH	Germany
Iron Mountain (Deutschland) Data Centre Services GmbH	Germany
Iron Mountain (Deutschland) Service GmbH	Germany
Iron Mountain Deutschland GmbH	Germany
Iron Mountain (Gibraltar) Holdings Limited	Gibraltar
Iron Mountain Hellas SA	Greece
Crozier Hong Long Limited	Hong Kong
Iron Mountain Asia Pacific Holdings Ltd	Hong Kong
Iron Mountain Hong Kong Ltd.	Hong Kong
Iron Mountain Southeast Asia Holdings Limited	Hong Kong
ITRenew Worldwide Hong Kong Limited	Hong Kong
Jin Shan Limited	Hong Kong
DocuTár Iratrendező és Tároló Szolgáltató Kft.	Hungary
Iron Mountain Magyarország Kereskedelmi és Szolgáltató Kft.	Hungary
Iron Mountain India Private Ltd	India
Iron Mountain Services Private Ltd	India
OEC Records Management Company Private Limited	India
Recall India Information Management Pvt. Ltd.	India
Recall Total Information Management India Pvt. Ltd.	India
PT Iron Mountain Indonesia	Indonesia
PT Multifiling Mitra Indonesia Tbk	Indonesia

EXHIBIT 21.1 (Continued)

Name	Jurisdiction
Iron Mountain (Ireland) Services Limited	Ireland
Iron Mountain Ireland Holdings Limited	Ireland
Iron Mountain Ireland Limited	Ireland
ITRenew ITAD Ireland Limited	Ireland
Record Data Limited	Ireland
Archivex Cote d'Ivoire S.a.r.l.	Ivory Coast
DBJ Limited	Jersey
Al Qalaa for Storage of Documents and Information CO.	Jordan
Iron Mountain Korea Limited	Korea
Iron Mountain Kuwait for Documents Preservation and Destruction Services	Kuwait
AS Iron Mountain Latvia	Latvia
Iron Mountain Lesotho (Proprietary) Limited	Lesotho
AB Iron Mountain Baltic	Lithuania
AB Iron Mountain Lithuania	Lithuania
UAB Confidento	Lithuania
Iron Mountain Luxembourg Sarl	Luxembourg
Iron Mountain South America Sarl	Luxembourg
Marshgate Morangis Sarl	Luxembourg
Iron Mountain Macau Limited	Macau
Iron Mountain Sdn. Bhd.	Malaysia
Iron Mountain Enterprises Sdn. Bhd.	Malaysia
Prism Integrated Sdn Bhd	Malaysia
Iron Mountain Mexico, S. de R.L. de C.V.	Mexico
Archivex International S.a.r.l.	Morocco
Archivex SA	Morocco
RIM Maroc SARLU	Morocco
Bonded Services (International) B.V.	Netherlands
Iron Mountain (Nederland) Data Centre B.V.	Netherlands
Iron Mountain (Nederland) Data Centre Holdings B.V.	Netherlands
Iron Mountain (Nederland) Data Centre Services B.V.	Netherlands
Iron Mountain (Nederland) Services BV	Netherlands
Iron Mountain International Holdings BV	Netherlands
Iron Mountain Nederland B.V.	Netherlands
Iron Mountain Nederland Holdings B.V.	Netherlands
ITRenew Netherlands B.V.	Netherlands
Oda International Management Corporation NV	Netherlands
Iron Mountain New Zealand Limited	New Zealand
Iron Mountain Norge AS	Norway
Iron Mountain Muscat SPC	Oman
IMSA Peru SRL	Peru
Iron Mountain Peru S.A.	Peru
Iron Mountain Philippines Inc.	Philippines
Lane Archive Technologies Corporation	Philippines
Iron Mountain Polska Services Sp. z.o.o.	Poland
Iron Mountain Polska Sp. z.o.o.	Poland
Iron Mountain Records Management (Puerto Rico), Inc	Puerto Rico
Iron Mountain SRL	Romania
Al Qalaa for Warehouses Company Single Shareholder Company	Saudi Arabia
Iron Mountain d.o.o. Novi Banovci	Serbia
Iron Mountain Asia Pte. Ltd.	Singapore
Iron Mountain Data Centre Pte. Limited	Singapore
Iron Mountain (Singapore) ALM Pte. Ltd.	Singapore

EXHIBIT 21.1 (Continued)

Name	Jurisdiction
Iron Mountain Singapore Pte. Limited	Singapore
ITRenew Singapore Pte. Ltd.	Singapore
DMS Storage, s.r.o.	Slovakia
Iron Mountain Slovakia, s.r.o.	Slovakia
Docu-File JHB Proprietary Limited	South Africa
Docuscan Proprietary Limited	South Africa
Iron Mountain Secure Shredding (Pty) Ltd	South Africa
Iron Mountain South Africa (Pty) Ltd	South Africa
Iron Mountain South Africa Holdings (Pty) Ltd	South Africa
Iron Mountain South Africa Information Management (Pty) Ltd	South Africa
Iron Mountain South Africa Records Management (Pty) Ltd	South Africa
Iron Mountain (España) Data Centers Holding SL	Spain
Iron Mountain (España) Services, SL	Spain
Iron Mountain España SA	Spain
Iron Mountain Latin America Holdings SL	Spain
XData Properties, S.L.U.	Spain
Iron Mountain Sweden AB	Sweden
ITRenew AB	Sweden
Crozier Schweiz AG	Switzerland
First International Records Management AG	Switzerland
Iron Mountain (Schweiz) AG	Switzerland
Iron Mountain Management Services GmbH	Switzerland
Iron Mountain Taiwan Ltd.	Taiwan
Iron Mountain (Thailand) Limited	Thailand
C.B.K. Soft Yazilim Donanim Elektronik ve Bilgisayar Sistemleri Sanayi Ticaret Anonim Sirketi	Turkey
Iron Mountain Arsivleme Hizmetleri A.S.	Turkey
Iron Mountain Software Trading LLC	United Arab Emirates
Iron Mountain Consultancy and Information Management LLC	United Arab Emirates
Iron Mountain Document Storage Services LLC	United Arab Emirates
Iron Mountain FZ-LLC	United Arab Emirates
Iron Mountain Information Management SPV Limited	United Arab Emirates
Iron Mountain Records Management (GRM) DWC-LLC	United Arab Emirates
Bonded Services Acquisition Ltd.	United Kingdom
Bonded Services Group Limited	United Kingdom
Bonded Services Limited	United Kingdom
Britannia Data Management Limited	United Kingdom
Crozier Fine Arts Limited	United Kingdom
Disaster Recovery Services Limited	United Kingdom
F.T.S. (Freight Forwarders) Limited	United Kingdom
F.T.S. (Great Britain) Limited	United Kingdom
F.T.S. (Road Transport) Limited	United Kingdom
Global Logistics Worldwide Limited	United Kingdom
Haworth Group Holdings (UK) Limited	United Kingdom
Haworth Group Limited	United Kingdom
Iron Mountain (UK) Data Centre Limited	United Kingdom
Iron Mountain (UK) EES Holdings Limited	United Kingdom
Iron Mountain (UK) PLC	United Kingdom
Iron Mountain (UK) Services Limited	United Kingdom
Iron Mountain DIMS Limited	United Kingdom
Iron Mountain Europe (Group) Limited	United Kingdom
Iron Mountain Europe Ltd.	United Kingdom
Iron Mountain Holdings (Europe) Limited	United Kingdom

EXHIBIT 21.1 (Continued)

Name	Jurisdiction
Iron Mountain International (Holdings) Ltd	United Kingdom
Iron Mountain MDM Limited	United Kingdom
Iron Mountain UK Services (Holdings) Ltd	United Kingdom
Jigsaw Freight Limited	United Kingdom
Jigsaw Pieces Limited	United Kingdom
Novo Group Limited	United Kingdom
Novo Holdings Limited	United Kingdom
Novo Overseas Limited	United Kingdom
Recall Europe Limited	United Kingdom
Recall Limited	United Kingdom
Saracen Datastore Limited	United Kingdom
OSG Records Management Center LLC	Ukraine
OSG Records Management LLC	Ukraine
Iron Mountain Vietnam Company Limited	Vietnam